Exhibit 10.5

AMENDMENT NO. 1 TO SEPARATION AND DISTRIBUTION AGREEMENT

This AMENDMENT NO. 1 TO SEPARATION AND DISTRIBUTION AGREEMENT (this “Amendment”) is made and entered into as of August 31, 2018 (“Effective Date”) by and between Inpixon, a Nevada corporation (“Inpixon”), and Sysorex, Inc., a Nevada corporation (“Sysorex”). This Amendment is made in accordance with Section 10.14 of that certain Separation and Distribution Agreement, dated as of August 7, 2018, by and between Inpixon and Sysorex (the “Original Agreement”). In this Amendment, Inpixon and Sysorex are sometimes referred to singularly as a “party” and collectively as the “parties”. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Agreement.

WHEREAS, the Original Agreement defined the term “Effective Time” as follows:

“Effective Time” shall mean 12:01 a.m., Eastern standard time, on the Distribution Date.

WHEREAS, the parties have agreed to change the definition of Effective Time to have the Distribution be effective as of 4:01 p.m., Eastern standard time, on the Distribution Date.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Change to Definition of Effective Time. The definition of Effective Time in the Original Agreement shall be modified to state:

“Effective Time” shall mean 4:01 p.m. Eastern standard time, on the Distribution Date.

2. Effect on the Original Agreement.

a) As of the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Original Agreement, and each reference in the Ancillary Agreements to the Original Agreement, “thereunder,” “thereof” or words of like import referring to the Original Agreement shall mean and be a reference to the Original Agreement, as amended by this Amendment.

b) Except as expressly set forth herein, the terms and conditions of the Original Agreement and the Ancillary Agreements shall remain in full force and effect and each of the parties reserves all rights with respect to any other matters and remedies.

3. Miscellaneous.

a) The Original Agreement, this Amendment and the Ancillary Agreements contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Amendment may not be amended, modified or supplemented, and no provision of this Amendment may be waived, other than by a written instrument duly executed and delivered by a duly authorized officer of Inpixon and Sysorex.

b) This Amendment (and any claims or disputes arising out of or related hereto or thereto or to the transactions contemplated hereby and thereby or to the inducement of any party to enter herein and therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Nevada irrespective of the choice of laws principles of the State of Nevada including all matters of validity, construction, effect, enforceability, performance and remedies.

c) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

d) Each of Inpixon and Sysorex shall file a Current Report on Form 8-K with the Securities and Exchange Commission on or before the fourth business day following the Effective Date describing the terms of the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

INPIXON

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer

SYSOREX, INC.

By:	/s/ Zaman Khan
Name:	Zaman Khan
Title:	President

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